Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
5-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2021		2022		2023		2024		2025
Year ended December 31:
Total fee revenue	$10,012		$9,606		$9,480		$10,156		$10,980
Net interest income	1,905		2,544		2,759		2,923		2,960
Other income	110		(2)		(294)		(79)		4
Total revenue	12,027		12,148		11,945		13,000		13,944
Provision for credit losses	(33)		20		46		75		59
Total expenses	8,889		8,801		9,583		9,530		10,154
Income before income tax expense	3,171		3,327		2,316		3,395		3,731
Income tax expense	478		553		372		708		786
Net income	2,693		2,774		1,944		2,687		2,945
Net income available to common shareholders	$2,572		$2,660		$1,821		$2,483		$2,717
Per common share:
Diluted earnings per common share	$7.19		$7.19		$5.58		$8.21		$9.40
Average diluted common shares outstanding (in thousands)	357,962		370,109		326,568		302,226		289,019
Cash dividends declared per common share	$2.18		$2.40		$2.64		$2.90		$3.20
Closing price per share of common stock (at year end)	93.00		77.57		77.46		98.15		129.01
Average balance sheet:
Investment securities	$111,730		$111,929		$105,765		$104,784		$110,586
Total assets	299,743		286,430		274,696		311,723		343,505
Total deposits	235,404		222,874		205,111		225,611		253,002
Ratios and other metrics:
Return on average common equity	10.7%	%	11.1%	%	8.2%	%	11.1%	%	11.5%	%
Return on average tangible common equity(1)	17.2		17.4		13.3		17.9		17.9
Pre-tax margin	26.4		27.4		19.4		26.1		26.8
Pre-tax margin, excluding notable items(2)	27.6		28.4		26.4		27.6		29.2
Net interest margin, fully taxable-equivalent basis	0.74		1.03		1.20		1.10		1.00
Common equity tier 1 ratio(3)(4)	14.3		13.6		11.6		10.9		11.7
Tier 1 capital ratio(3)(4)	16.1		15.4		13.4		13.2		14.4
Total capital ratio(3)(4)	17.5		16.8		15.2		14.8		16.1
Tier 1 leverage ratio(3)	6.1		6.0		5.5		5.2		5.5
Supplementary leverage ratio(3)	7.4		7.0		6.2		6.2		6.5
Assets under custody and/or administration (in trillions)	$43.68		$36.74		$41.81		$46.56		$53.80
Assets under management (in trillions)	4.14		3.48		4.13		4.72		5.67

(1) Return on average tangible common equity is calculated by dividing the net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	4Q25 vs. 4Q24	4Q25 vs. 3Q25	2024	2025	YTD2025 vs. YTD2024

Fee revenue:
Servicing fees	$1,228	$1,239	$1,266	$1,283	$1,275	$1,304	$1,357	$1,388	8.2% %	2.3% %	$5,016	$5,324	6.1% %
Management fees	510	511	527	576	562	562	612	662	14.9	8.2	2,124	2,398	12.9
Foreign exchange trading services	331	336	374	360	362	431	416	405	12.5	(2.6)	1,401	1,614	15.2
Securities finance	96	108	116	118	114	126	138	127	7.6	(8.0)	438	505	15.3
Front office software and data	144	152	146	197	158	169	167	163	(17.3)	(2.4)	639	657	2.8
Lending related and other fees	63	62	62	62	67	61	60	58	(6.5)	(3.3)	249	246	(1.2)
Software and processing fees	207	214	208	259	225	230	227	221	(14.7)	(2.6)	888	903	1.7
Other fee revenue	50	48	125	66	32	66	79	59	(10.6)	(25.3)	289	236	(18.3)
Total fee revenue	2,422	2,456	2,616	2,662	2,570	2,719	2,829	2,862	7.5	1.2	10,156	10,980	8.1
Net interest income:
Interest income	2,889	2,998	3,081	3,009	2,922	3,055	2,918	2,749	(8.6)	(5.8)	11,977	11,644	(2.8)
Interest expense	2,173	2,263	2,358	2,260	2,208	2,326	2,203	1,947	(13.8)	(11.6)	9,054	8,684	(4.1)
Net interest income	716	735	723	749	714	729	715	802	7.1	12.2	2,923	2,960	1.3
Other income:
Gains (losses) related to investment securities, net	—	—	(80)	1	—	—	1	3	nm	nm	(79)	4	nm
Total other income	—	—	(80)	1	—	—	1	3	nm	nm	(79)	4	nm
Total revenue	3,138	3,191	3,259	3,412	3,284	3,448	3,545	3,667	7.5	3.4	13,000	13,944	7.3
Provision for credit losses	27	10	26	12	12	30	9	8	(33.3)	(11.1)	75	59	(21.3)
Expenses:
Compensation and employee benefits	1,252	1,099	1,134	1,212	1,262	1,280	1,162	1,331	9.8	14.5	4,697	5,035	7.2
Information systems and communications	432	454	463	480	497	523	517	557	16.0	7.7	1,829	2,094	14.5
Transaction processing services	248	250	255	245	258	260	276	256	4.5	(7.2)	998	1,050	5.2
Occupancy	103	106	105	123	103	105	106	173	40.7	63.2	437	487	11.4
Other	478	360	351	380	330	361	373	424	11.6	13.7	1,569	1,488	(5.2)
Total expenses	2,513	2,269	2,308	2,440	2,450	2,529	2,434	2,741	12.3	12.6	9,530	10,154	6.5
Income before income tax expense	598	912	925	960	822	889	1,102	918	(4.4)	(16.7)	3,395	3,731	9.9
Income tax expense	135	201	195	177	178	196	241	171	(3.4)	(29.0)	708	786	11.0
Net income	$463	$711	$730	$783	$644	$693	$861	$747	(4.6)	(13.2)	$2,687	$2,945	9.6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change						Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	4Q25 vs. 4Q24			4Q25 vs. 3Q25			2024	2025	YTD2025 vs. YTD2024
Adjustments to net income:
Dividends on preferred stock	$(45)	$(55)	$(48)	$(54)	$(46)	$(63)	$(58)	$(59)	(9.3)%	%		(1.7)%	%		$(202)	$(226)	(11.9)%	%
Earnings allocated to participating securities	—	(1)	—	(1)	(1)	—	(1)	—	nm			nm			(2)	(2)	—
Net income available to common shareholders	$418	$655	$682	$728	$597	$630	$802	$688	(5.5)			(14.2)			$2,483	$2,717	9.4
Per common share:
Basic earnings	$1.38	$2.18	$2.29	$2.50	$2.07	$2.20	$2.83	$2.46	(1.6)			(13.1)			$8.33	$9.55	14.6
Diluted earnings	1.37	2.15	2.26	2.46	2.04	2.17	2.78	2.42	(1.6)			(12.9)			8.21	9.40	14.5
Average common shares outstanding (in thousands):
Basic	301,991	300,564	297,365	291,686	288,562	286,281	283,434	280,008	(4.0)			(1.2)			297,883	284,545	(4.5)
Diluted	305,943	304,765	301,847	296,420	292,716	290,490	288,163	284,806	(3.9)			(1.2)			302,226	289,019	(4.4)
Cash dividends declared per common share	$0.69	$0.69	$0.76	$0.76	$0.76	$0.76	$0.84	$0.84	10.5			—			$2.90	$3.20	10.3
Closing price per share of common stock (as of quarter end)	77.32	74.00	88.47	98.15	89.53	106.34	116.01	129.01	31.4			11.2			98.15	129.01	31.4
Book value per common share	$72.85	$74.50	$78.22	$77.95	$80.13	$83.16	$85.33	$87.01	11.6			2.0			$77.95	$87.01	11.6
Tangible book value per common share(1)	45.06	46.10	49.22	49.14	51.23	53.56	55.57	56.13	14.2			1.0			49.14	56.13	14.2
Balance sheet averages:
Investment securities	$101,318	$105,098	$107,364	$105,322	$110,070	$112,083	$111,821	$108,376	2.9			(3.1)			$104,784	$110,586	5.5
Total assets	298,570	306,298	314,640	327,181	337,291	353,779	340,480	342,448	4.7			0.6			311,723	343,505	10.2
Total deposits	218,892	220,881	225,482	237,066	243,036	260,745	254,509	253,585	7.0			(0.4)			225,611	253,002	12.1
Ratios and other metrics:
Effective tax rate	22.5% %	22.1% %	21.1% %	18.4% %	21.7% %	22.0% %	21.9% %	18.6% %	0.2%	%	pts	(3.3)%	%	pts	20.8% %	21.1% %	0.3%	%	pts
Return on average common equity	7.7	11.9	12.0	12.7	10.6	10.8	13.4	11.3	(1.4)			(2.1)			11.1	11.5	0.4
Return on average tangible common equity(2)	12.4	19.3	19.3	20.3	16.4	16.7	20.9	17.5	(2.8)			(3.4)			17.9	17.9	—
Pre-tax margin	19.1	28.6	28.4	28.1	25.0	25.8	31.1	25.0	(3.1)			(6.1)			26.1	26.8	0.7
Pre-tax margin, excluding notable items(3)	23.2	28.6	28.4	29.8	25.0	29.6	31.1	30.7	0.9			(0.4)			27.6	29.2	1.6
Net interest margin, fully taxable-equivalent basis	1.13	1.13	1.07	1.07	1.00	0.96	0.96	1.10	—			0.1			1.10	1.00	(0.1)
Common equity tier 1 ratio(4)(5)	11.1	11.2	11.6	10.9	11.0	10.7	11.3	11.7	0.8			0.4			10.9	11.7	0.8
Tier 1 capital ratio(4)(5)	13.2	13.3	13.9	13.2	13.8	13.3	13.9	14.4	1.2			0.5			13.2	14.4	1.2
Total capital ratio(4)(5)	14.9	15.0	15.6	14.8	15.3	14.8	15.5	16.1	1.3			0.6			14.8	16.1	1.3
Tier 1 leverage ratio(4)	5.4	5.3	5.5	5.2	5.5	5.3	5.6	5.5	0.3			(0.1)			5.2	5.5	0.3
Supplementary leverage ratio(4)	6.5	6.3	6.4	6.2	6.5	6.3	6.4	6.5	0.3			0.1			6.2	6.5	0.3
Assets under custody and/or administration (in billions)	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	$51,664	$53,800	15.6%	%		4.1%	%		$46,557	$53,800	15.6%	%
Assets under management (in billions)	4,299	4,369	4,732	4,715	4,665	5,117	5,446	5,665	20.1			4.0			4,715	5,665	20.1
Average securities on loan(6)	301,247	334,675	349,113	354,372	358,869	386,730	404,378	411,166	16.0			1.7			334,944	390,468	16.6

(1) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Return on average tangible common equity is calculated by dividing annualized net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Beginning in the third quarter of 2024, quarterly annualized net income available to common shareholders is utilized in the quarterly return on average tangible common equity calculation as compared to year-to-date annualized net income available to common shareholders utilized in prior quarters. Prior quarterly periods have been revised to conform to the current presentation. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of December 31, 2025 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) End-of-period securities on loan were $339,940 million, $339,111 million, $378,713 million and $327,389 million at March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively, and $376,269 million, $387,070 million, $397,730 million and $394,277 million at March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of								% Change
(Dollars in millions, except per share amounts)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	4Q25 vs. 4Q24	4Q25 vs. 3Q25
Assets:
Cash and due from banks	$3,413	$2,898	$4,067	$3,145	$4,658	$4,020	$4,756	$4,433	41.0% %	(6.8)% %
Interest-bearing deposits with banks, net	125,486	99,876	105,121	112,957	119,464	118,835	122,642	126,930	12.4	3.5
Securities purchased under resale agreements	7,489	6,340	8,334	6,679	7,971	8,275	7,730	6,812	2.0	(11.9)
Trading account assets	760	780	802	768	743	791	884	827	7.7	(6.4)
Investment securities:
Investment securities available-for-sale, net	48,640	56,755	56,853	58,895	67,444	70,603	69,443	67,154	14.0	(3.3)
Investment securities held-to-maturity, net(1)	52,914	51,051	49,477	47,727	45,505	43,286	40,934	38,171	(20.0)	(6.7)
Total investment securities	101,554	107,806	106,330	106,622	112,949	113,889	110,377	105,325	(1.2)	(4.6)
Loans	38,635	39,376	41,961	43,200	44,685	47,279	46,660	46,782	8.3	0.3
Allowance for credit losses on loans(2)	135	136	162	174	176	179	190	193	10.9	1.6
Loans, net	38,500	39,240	41,799	43,026	44,509	47,100	46,470	46,589	8.3	0.3
Premises and equipment, net(3)	2,479	2,539	2,621	2,715	2,784	2,942	3,080	3,174	16.9	3.1
Accrued interest and fees receivable	4,014	4,066	4,160	4,034	4,280	4,589	4,476	4,395	8.9	(1.8)
Goodwill	7,582	7,751	7,833	7,691	7,763	7,918	7,916	8,159	6.1	3.1
Other intangible assets	1,258	1,209	1,166	1,089	1,046	1,014	958	935	(14.1)	(2.4)
Other assets	45,468	53,098	56,248	64,514	66,526	67,344	61,781	58,468	(9.4)	(5.4)
Total assets	$338,003	$325,603	$338,481	$353,240	$372,693	$376,717	$371,070	$366,047	3.6	(1.4)
Liabilities:
Deposits:
Non-interest-bearing	$37,367	$34,519	$31,448	$33,180	$32,265	$34,569	$34,395	$35,267	6.3	2.5
Interest-bearing - U.S.	148,485	140,983	145,527	166,483	168,362	169,444	169,013	168,079	1.0	(0.6)
Interest-bearing - Non-U.S.	66,032	63,658	70,454	62,257	71,429	79,011	76,591	71,004	14.0	(7.3)
Total deposits(4)	251,884	239,160	247,429	261,920	272,056	283,024	279,999	274,350	4.7	(2.0)
Securities sold under repurchase agreements	3,576	2,716	2,119	3,681	3,524	2,377	206	841	(77.2)	nm
Other short-term borrowings	11,541	13,571	10,018	9,840	11,849	9,844	9,825	3,821	(61.2)	(61.1)
Accrued expenses and other liabilities	26,823	25,657	32,185	29,201	33,726	28,254	28,710	34,051	16.6	18.6
Long-term debt	19,746	19,737	20,902	23,272	24,846	25,911	24,688	25,143	8.0	1.8
Total liabilities	313,570	300,841	312,653	327,914	346,001	349,410	343,428	338,206	3.1	(1.5)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	—	—	—	—	—	—	nm	nm
Series I, 15,000 shares issued and outstanding	1,481	1,481	1,481	1,481	1,481	1,481	1,481	1,481	—	—
Series J, 8,500 shares issued and outstanding	—	—	842	842	842	842	842	842	—	—
Series K, 7,500 shares issued and outstanding	—	—	—	—	743	743	743	743	nm	—
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	504	504	504	—	—
Surplus	10,724	10,721	10,723	10,722	10,693	10,698	10,704	10,705	(0.2)	—
Retained earnings	28,166	28,615	29,073	29,582	29,959	30,373	30,938	31,392	6.1	1.5
Accumulated other comprehensive income (loss)	(2,369)	(2,314)	(1,625)	(2,100)	(1,792)	(1,321)	(1,172)	(1,043)	50.3	11.0
Treasury stock, at cost(7)	(15,060)	(15,232)	(15,663)	(16,198)	(16,231)	(16,506)	(16,891)	(17,276)	(6.7)	(2.3)
Total shareholders' equity	24,433	24,762	25,828	25,326	26,692	27,307	27,642	27,841	9.9	0.7
Total liabilities and equity	$338,003	$325,603	$338,481	$353,240	$372,693	$376,717	$371,070	$366,047	3.6	(1.4)

(1) Fair value of investment securities held-to-maturity	$46,823	$44,916	$44,925	$41,906	$40,424	$38,485	$36,654	$34,166
(2) Total allowance for credit losses including off-balance sheet commitments	146	145	171	183	186	192	201	203
(3) Accumulated depreciation for premises and equipment	6,193	6,318	6,400	6,461	6,635	6,824	6,979	7,046
(4) Average total deposits	218,892	220,881	225,482	237,066	243,036	260,745	254,509	253,585
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	301,504,470	299,231,005	294,191,001	288,766,452	288,676,229	285,561,974	282,217,819	279,077,907
(7) Treasury stock shares	202,375,172	204,648,637	209,688,641	215,113,190	215,203,413	218,317,668	221,661,823	224,801,735
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters																								% Change
	1Q24			2Q24			3Q24			4Q24			1Q25			2Q25			3Q25			4Q25			4Q25 vs. 4Q24	4Q25 vs. 3Q25
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates		Average balance	Average rates		Average balance	Average rates		Average balance	Average rates		Average balance	Average rates		Average balance	Average rates		Average balance	Average rates		Average balance	Average rates		Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$90,230	4.45%	%	$87,894	4.25%	%	$86,884	4.02%	%	$90,018	3.67%	%	$92,780	3.36%	%	$98,321	3.23%	%	$88,130	3.03%	%	$94,987	2.83%	%	5.5% %	7.8%	%
Securities purchased under resale agreements(2)	6,118	10.97		6,558	10.17		6,991	10.44		7,480	9.04		7,716	8.66		9,169	7.83		8,643	7.82		7,398	8.47		(1.1)	(14.4)
Trading account assets	767	—		779	—		788	—		795	—		756	0.15		791	0.06		806	0.90		872	0.65		9.7	8.2
Investment securities:
Investment securities available-for-sale, net	46,497	4.93		53,204	5.06		57,302	5.13		57,205	4.90		63,428	4.57		67,718	4.45		69,898	4.43		68,858	4.32		20.4	(1.5)
Investment securities held-to-maturity, net	54,821	2.14		51,894	2.14		50,062	2.12		48,117	2.11		46,642	2.07		44,365	2.11		41,923	2.15		39,518	2.19		(17.9)	(5.7)
Total investment securities	101,318	3.42		105,098	3.62		107,364	3.73		105,322	3.63		110,070	3.51		112,083	3.52		111,821	3.58		108,376	3.55		2.9	(3.1)
Loans(3)	37,747	5.82		38,703	5.85		39,782	5.79		42,377	5.48		43,730	5.17		45,277	5.08		46,500	4.98		47,599	4.77		12.3	2.4
Other interest-earning assets	18,153	6.92		22,708	6.92		27,697	6.35		32,534	5.76		34,464	5.49		39,007	5.38		39,557	4.92		29,999	5.00		(7.8)	(24.2)
Total interest-earning assets	254,333	4.57		261,740	4.61		269,506	4.55		278,526	4.30		289,516	4.09		304,648	4.02		295,457	3.92		289,231	3.77		3.8	(2.1)
Cash and due from banks	4,608			2,861			3,417			3,811			4,516			4,058			4,336			3,633			(4.7)	(16.2)
Other non-interest-earning assets	39,629			41,697			41,717			44,844			43,259			45,073			40,687			49,584			10.6	21.9
Total assets	$298,570			$306,298			$314,640			$327,181			$337,291			$353,779			$340,480			$342,448			4.7	0.6
Liabilities:
Interest-bearing deposits:
U.S.	$129,846	4.22%	%	$132,162	4.15%	%	$135,440	4.16%	%	$146,040	3.79%	%	$154,462	3.54%	%	$159,770	3.50%	%	$157,132	3.49%	%	$153,865	3.13%	%	5.4% %	(2.1)%	%
Non-U.S.	62,087	1.80		63,767	1.72		65,824	1.70		64,871	1.62		63,677	1.38		76,807	1.55		73,428	1.49		73,577	1.34		13.4	0.2
Total interest-bearing deposits(4)	191,933	3.44		195,929	3.36		201,264	3.35		210,911	3.12		218,139	2.91		236,577	2.87		230,560	2.86		227,442	2.55		7.8	(1.4)
Securities sold under repurchase agreements	3,122	5.06		3,404	5.07		2,193	4.98		3,937	4.67		4,530	4.54		3,160	4.42		1,002	3.44		161	1.90		(95.9)	(83.9)
Other short-term borrowings	8,314	4.85		13,073	5.15		13,639	5.16		10,656	4.96		11,848	4.64		10,179	4.51		10,069	4.88		6,320	3.81		(40.7)	(37.2)
Long-term debt	18,944	5.44		19,694	5.44		20,258	5.27		22,658	5.18		23,742	5.00		25,864	4.98		25,273	4.93		25,126	4.77		10.9	(0.6)
Other interest-bearing liabilities	4,430	12.29		4,753	12.57		5,238	14.41		4,873	10.93		5,471	11.76		3,543	18.35		3,445	11.39		3,678	13.27		(24.5)	6.8
Total interest-bearing liabilities	226,743	3.85		236,853	3.84		242,592	3.87		253,035	3.55		263,730	3.40		279,323	3.34		270,349	3.23		262,727	2.94		3.8	(2.8)
Non-interest-bearing deposits(5)	26,959			24,952			24,218			26,155			24,897			24,168			23,949			26,143			—	9.2
Other non-interest-bearing liabilities	20,233			19,964			22,119			22,431			22,554			23,232			18,850			25,851			15.2	37.1
Preferred shareholders' equity	2,785			2,468			3,020			2,816			3,263			3,560			3,560			3,560			26.4	—
Common shareholders' equity	21,850			22,061			22,691			22,744			22,847			23,496			23,772			24,167			6.3	1.7
Total liabilities and shareholders' equity	$298,570			$306,298			$314,640			$327,181			$337,291			$353,779			$340,480			$342,448			4.7	0.6

Total deposits	$218,892			$220,881			$225,482			$237,066			$243,036			$260,745			$254,509			$253,585			7.0	(0.4)

Excess of rate earned over rate paid		0.72%	%		0.77%	%		0.68%	%		0.74%	%		0.70%	%		0.68%	%		0.69%	%		0.83%	%
Net interest margin		1.13%	%		1.13%	%		1.07%	%		1.07%	%		1.00%	%		0.96%	%		0.96%	%		1.10%	%
Net interest income, fully taxable-equivalent basis		$717			$736			$724			$749			$714			$729			$716			$802
Tax-equivalent adjustment		(1)			(1)			(1)			—			—			—			(1)			—
Net interest income, GAAP-basis(4)		$716			$735			$723			$749			$714			$729			$715			$802

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $172 billion, $180 billion, $201 billion and $212 billion in the first, second, third and fourth quarters of 2024, respectively, and approximately $232 billion, $253 billion, $251 billion and $234 billion in the first, second, third and fourth quarters of 2025, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.38%, 0.36%, 0.35% and 0.31% in the first, second, third and fourth quarters of 2024, respectively, and approximately 0.28%, 0.27%, 0.26% and 0.26% in the first, second, third and fourth quarters of 2025, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $37,626 million, $38,573 million, $39,645 million and $42,214 million in the first, second, third and fourth quarters of 2024, respectively and approximately $43,562 million, $45,113 million, $46,321 million and $47,411 million in the first, second, third and fourth quarters of 2025, respectively.

(4) Average rates includes the impact of FX swap expense of approximately ($49) million, ($64) million, ($82) million and ($80) million in the first, second, third and fourth quarters of 2024, respectively, and approximately ($83) million, ($42) million, ($31) million and $ ($39) million in the first, second, third and fourth quarters of 2025, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 3.54%, 3.49%, 3.52% and 3.27% in the first, second, third and fourth quarters of 2024, respectively, and approximately 3.07%, 2.94%, 2.91%, and 2.62% in the first, second, third and fourth quarters of 2025, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2024 and 2025, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date						% Change
	2024			2025			YTD2025 vs YTD2024
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates		Average balance	Average rates		Average balance
Assets:
Interest-bearing deposits with banks, net	$88,754	4.09%	%	$93,546	3.11%	%	5.4% %
Securities purchased under resale agreements(2)	6,789	10.10		8,232	8.16		21.3
Trading account assets	782	—		807	0.45		3.2
Investment securities:
Investment securities available-for-sale, net	53,572	5.01		67,497	4.44		26.0
Investment securities held-to-maturity, net	51,212	2.13		43,089	2.13		(15.9)
Total investment securities	104,784	3.60		110,586	3.54		5.5
Loans(3)	39,660	5.73		45,789	5.00		15.5
Other interest-earning assets	25,300	6.39		35,754	5.20		41.3
Total interest-earning assets	266,069	4.50		294,714	3.95		10.8
Cash and due from banks	3,674			4,134			12.5
Other non-interest-earning assets	41,980			44,657			6.4
Total assets	$311,723			$343,505			10.2
Liabilities:
Interest-bearing deposits:
U.S.	$135,898	4.07		$156,308	3.42		15.0
Non-U.S.	64,144	1.71		71,904	1.44		12.1
Total interest-bearing deposits(4)	200,042	3.31		228,212	2.80		14.1
Securities sold under repurchase agreements	3,163	4.93		2,198	4.32		(30.5)
Other short-term borrowings	11,425	5.05		9,590	4.53		(16.1)
Long-term debt	20,394	5.32		25,006	4.92		22.6
Other interest-bearing liabilities	4,826	12.59		4,027	13.47		(16.6)
Total interest-bearing liabilities	239,850	3.77		269,033	3.23		12.2
Non-interest-bearing deposits(5)	25,569			24,790			(3.0)
Other non-interest-bearing liabilities	21,192			22,621			6.7
Preferred shareholders' equity	2,773			3,486			25.7
Common shareholders' equity	22,339			23,575			5.5
Total liabilities and shareholders' equity	$311,723			$343,505			10.2

Total deposits	$225,611			$253,002			12.1

Excess of rate earned over rate paid		0.73%	%		0.72%	%
Net interest margin		1.10%	%		1.00%	%
Net interest income, fully taxable-equivalent basis		$2,926			$2,961
Tax-equivalent adjustment		(3)			(1)
Net interest income, GAAP-basis(4)		$2,923			$2,960

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $191 billion and $243 billion as of December 31, 2024 and 2025, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.46% and 0.27% for the years ended December 31, 2024 and 2025, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of December 31, 2024 and 2025 was approximately $39,522 million and $45,615 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately ($274) million and ($195) million for the years ended December 31, 2024 and 2025, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were 3.45% and 2.88% for the years ended December 31, 2024 and 2025, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	4Q25
	USD			EUR			GBP			Other			Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates

Interest-bearing deposits with banks	$41,670	4.00%	%	$28,599	1.96%	%	$6,460	3.96%	%	$18,258	1.17%	%	$94,987	2.83%	%
Total investment securities	86,018	3.56		9,263	2.49		6,538	4.43		6,557	3.94		108,376	3.55
Loans	38,802	4.90		6,931	3.87		1,288	5.74		578	4.52		47,599	4.77
Total other interest-earning assets(2)	34,841	5.74		164	1.80		56	1.92		3,208	3.83		38,269	5.57
Total interest-earning assets	$201,331	4.27		$44,957	2.36		$14,342	4.31		$28,601	2.17		$289,231	3.77

Total interest-bearing deposits(3)(4)	$151,750	3.35		$38,879	1.14		$11,984	1.83		$24,829	0.21		$227,442	2.55

Central Bank Rate(5)		4.01			2.00			3.96

	3Q25
	USD			EUR			GBP			Other			Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates

Interest-bearing deposits with banks	$37,596	4.48%	%	$26,982	1.95%	%	$6,137	4.12%	%	$17,415	1.17%	%	$88,130	3.03%	%
Total investment securities	89,709	3.60		9,498	2.47		6,516	4.45		6,098	4.09		111,821	3.58
Loans	37,684	5.16		6,980	3.97		1,236	5.70		600	3.93		46,500	4.98
Total other interest-earning assets(2)	45,425	5.46		322	1.29		67	4.00		3,192	4.39		49,006	5.36
Total interest-earning assets	$210,414	4.42		$43,782	2.37		$13,956	4.39		$27,305	2.26		$295,457	3.92

Total interest-bearing deposits(3)(4)	$156,248	3.72		$37,952	1.16		$11,715	1.88		$24,645	0.47		$230,560	2.86

Central Bank Rate(5)		4.46			2.00			4.10

	4Q24
	USD			EUR			GBP			Other			Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates		Average Balance	Average Rates

Interest-bearing deposits with banks	$40,424	4.73%	%	$26,655	3.15%	%	$6,409	4.80%	%	$16,530	1.44%	%	$90,018	3.67%	%
Total investment securities	86,269	3.57		7,763	2.64		4,813	4.72		6,477	4.69		105,322	3.63
Loans	34,448	5.49		6,126	5.17		1,272	6.59		531	5.37		42,377	5.48
Total other interest-earning assets(2)	37,934	6.41		69	3.62		46	7.24		2,760	4.06		40,809	6.25
Total interest-earning assets	$199,075	4.67		$40,613	3.36		$12,540	4.95		$26,298	2.59		$278,526	4.30

Total interest-bearing deposits(3)(4)	$144,667	4.00		$33,589	1.94		$11,250	1.94		$21,405	(0.35)		$210,911	3.12

Central Bank Rate(5)		4.81			3.24			4.85

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q24			2Q24			3Q24			4Q24			1Q25			2Q25			3Q25			4Q25
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$25.1	4.44%	%	$31.4	4.73%	%	$35.0	4.89%	%	$35.3	4.59%	%	$41.3	4.29%	%	$42.6	4.15%	%	$42.8	4.08%	%	$42.1	3.96%	%
U.S. Treasury direct obligations	9.6	5.11		15.6	5.27		18.7	5.12		20.4	4.95		26.5	4.48		26.4	4.43		25.5	4.37		24.4	4.19
Non-U.S. sovereign, supranational and non-U.S. agency	15.5	4.03		15.8	4.20		16.3	4.63		14.9	4.11		14.8	3.96		16.2	3.70		17.3	3.66		17.7	3.65
Asset-backed securities	6.9	5.61		7.2	5.68		7.6	5.53		8.1	5.41		7.8	5.09		8.5	4.75		8.7	4.58		8.2	4.47
Mortgage-backed securities	5.6	5.44		5.9	5.48		6.2	5.36		6.3	5.36		7.0	5.06		9.2	5.09		11.3	5.33		12.2	5.16
CMBS	5.6	5.81		5.4	5.75		5.1	5.81		4.5	5.55		4.3	4.86		4.2	4.74		3.9	4.80		3.3	4.73
Other	3.3	4.63		3.3	4.85		3.4	5.12		3.0	5.20		3.0	5.16		3.2	5.14		3.2	5.12		3.1	5.02
Total available-for-sale portfolio	$46.5	4.93		$53.2	5.06		$57.3	5.13		$57.2	4.90		$63.4	4.57		$67.7	4.45		$69.9	4.43		$68.9	4.32

	Quarters
	1Q24			2Q24			3Q24			4Q24			1Q25			2Q25			3Q25			4Q25
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate		Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$12.7	0.96%	%	$10.8	0.88%	%	$10.1	0.82%	%	$9.3	0.76%	%	$8.6	0.75%	%	$7.2	0.78%	%	$5.6	0.83%	%	$4.4	0.88%	%
U.S. Treasury direct obligations	7.4	1.07		6.1	0.90		5.7	0.76		5.4	0.68		5.0	0.66		3.9	0.67		2.4	0.67		1.6	0.69
Non-U.S. sovereign, supranational and non-U.S. agency	5.3	0.80		4.7	0.84		4.4	0.90		3.9	0.88		3.6	0.89		3.3	0.92		3.2	0.95		2.8	0.99
Asset-backed securities	3.1	6.15		3.0	6.15		2.7	6.21		2.5	5.92		2.4	5.32		2.4	5.17		2.4	5.21		2.3	5.17
Mortgage-backed securities	33.8	2.25		32.9	2.23		32.1	2.22		31.1	2.24		30.5	2.22		29.7	2.21		28.8	2.20		27.8	2.22
CMBS	5.2	1.93		5.2	1.91		5.2	1.91		5.2	1.90		5.2	1.88		5.1	1.89		5.1	1.89		5.0	1.88
Total held-for-maturity portfolio	$54.8	2.14		$51.9	2.14		$50.1	2.12		$48.1	2.11		$46.7	2.07		$44.4	2.11		$41.9	2.15		$39.5	2.19

Total investment securities	$101.3	3.42		$105.1	3.62		$107.4	3.73		$105.3	3.63		$110.1	3.51		$112.1	3.52		$111.8	3.58		$108.4	3.55

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY		AAA		AA		A		BBB		<BBB		Fair Value	% Total		Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	57%	%	27%	%	13%	%	2%	%	1%	%	— %	%	$41.0	61.0%	%	$88	94% / 6%
U.S. Treasury direct obligations	100		—		—		—		—		—		23.3	56.8		50	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—		62		30		6		1		1		17.7	43.2		38	83% / 17%
Asset-backed securities	—		94		6		—		—		—		7.7	11.5		11	0% / 100%
Mortgage-backed securities	100		—		—		—		—		—		12.8	19.0		50	43% / 57%
CMBS	100		—		—		—		—		—		2.8	4.2		(10)	7% / 93%
Other	—		15		23		55		7		—		2.9	4.3		42	61% / 39%
Total available-for-sale portfolio	58%	%	28%	%	9%	%	4%	%	1%	%	— %	%	$67.2	100.0%	%	$181	68% / 32%

Fair Value	$38.8		$18.7		$6.4		$2.6		$0.5		$0.2

	Ratings
	UST/AGY		AAA		AA		A		BBB		<BBB		Amortized Cost	% Total		Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	19%	%	43%	%	33%	%	5%	%	— %	%	— %	%	$3.0	7.9%	%	$(30)	100% / 0%
U.S. Treasury direct obligations	100		—		—		—		—		—		0.6	20.0		(3)	99% / 1%
Non-U.S. sovereign, supranational and non-U.S. agency	—		52		41		7		—		—		2.4	80.0		(27)	100% / 0%
Asset-backed securities	—		1		93		4		—		2		2.3	6.0		(19)	5% / 95%
Mortgage-backed securities	100		—		—		—		—		—		27.8	73.0		(3,526)	100% / 0%
CMBS	100		—		—		—		—		—		5.0	13.1		(430)	98% / 2%
Total held-for-maturity portfolio	88%	%	3%	%	8%	%	1%	%	— %	%	— %	%	$38.1	100.0%	%	$(4,005)	94% / 6%

Amortized Cost	$33.4		$1.3		$3.1		$0.3		$—		$—

Total Investment Securities(3)													$105.3				78% / 22%

(1) At December 31, 2025, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $136 million, after-tax unrealized loss on securities held-to-maturity of $3,011 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $271 million.

(2) At December 31, 2025, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $18 million or 0.02% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of December 31, 2025, approximately 86% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters								% Change
(Dollars in millions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	4Q25 vs. 4Q24	4Q25 vs. 3Q25
Allowance for credit losses:
Beginning balance	$150	$146	$145	$171	$183	$186	$192	$201	17.5% %	4.7% %
Provision for credit losses (funded commitments)	31	12	26	12	11	27	11	9	(25.0)	(18.2)
Provision for credit losses (unfunded commitments)	(4)	(2)	—	—	1	2	(1)	(3)	—	nm
Provision for credit losses (all other)	—	—	—	—	—	1	(1)	2	—	nm
Total provision	27	10	26	12	12	30	9	8	(33.3)	(11.1)
Charge-offs	(31)	(11)	—	—	(9)	(24)	—	(6)	—	—
Ending balance(1)	$146	$145	$171	$183	$186	$192	$201	$203	10.9	1.0

Allowance for credit losses:
Loans	$135	$136	$162	$174	$176	$179	$190	$193	10.9	1.6
Investment securities	1	1	1	—	—	—	—	—	—	—
Unfunded (off-balance sheet) commitments	10	8	8	9	9	11	10	8	(11.1)	(20.0)
All other	—	—	—	—	1	2	1	2	—	nm
Ending balance(1)	$146	$145	$171	$183	$186	$192	$201	$203	10.9	1.0

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters								% Change
(Dollars in billions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	4Q25 vs. 4Q24		4Q25 vs. 3Q25
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$14,694	$14,573	$15,253	$15,266	$15,430	$16,728	$17,795	$17,997	17.9%	%	1.1%	%
Mutual funds	11,552	11,645	12,223	12,301	12,143	12,641	13,209	13,518	9.9		2.3
Pension products	8,800	8,916	9,339	9,386	9,377	9,679	10,321	10,452	11.4		1.3
Insurance and other products	8,866	9,178	9,944	9,604	9,783	9,952	10,339	11,833	23.2		14.5
Total Assets Under Custody and/or Administration	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	$51,664	$53,800	15.6		4.1
By Asset Class:
Equities	$25,909	$26,291	$27,715	$27,535	$27,508	$29,311	$31,124	$31,879	15.8		2.4
Fixed-Income	11,368	11,303	12,027	11,933	11,900	12,122	12,874	13,830	15.9		7.4
Short-term and other investments(2)	6,635	6,718	7,017	7,089	7,325	7,567	7,666	8,091	14.1		5.5
Total Assets Under Custody and/or Administration	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	$51,664	$53,800	15.6		4.1
By Geographic Location(3):
Americas	$31,610	$31,763	$33,460	$33,284	$33,340	$35,028	$36,698	$37,422	12.4		2.0
Europe/Middle East/Africa	9,207	9,406	10,214	10,179	10,303	10,803	11,570	12,918	26.9		11.7
Asia/Pacific	3,095	3,143	3,085	3,094	3,090	3,169	3,396	3,460	11.8		1.9
Total Assets Under Custody and/or Administration	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	$51,664	$53,800	15.6		4.1
Assets Under Custody(4)
By Product Classification:
Collective funds, including ETFs	$12,717	$12,570	$13,122	$13,162	$13,335	$14,487	$15,478	$15,619	18.7		0.9
Mutual funds	9,309	9,360	9,806	9,887	9,725	10,060	10,506	10,762	8.9		2.4
Pension products	7,235	7,333	7,693	7,737	7,731	7,975	8,371	8,487	9.7		1.4
Insurance and other products	2,898	2,898	3,046	3,019	3,046	3,026	3,144	3,484	15.4		10.8
Total Assets Under Custody	$32,159	$32,161	$33,667	$33,805	$33,837	$35,548	$37,499	$38,352	13.5		2.3
By Geographic Location(3):
Americas	$24,241	$24,211	$25,386	$25,491	$25,407	$26,705	$28,058	$28,462	11.7		1.4
Europe/Middle East/Africa	5,380	5,361	5,715	5,740	5,861	6,215	6,606	6,968	21.4		5.5
Asia-Pacific	2,538	2,589	2,566	2,574	2,569	2,628	2,835	2,922	13.5		3.1
Total Assets Under Custody	$32,159	$32,161	$33,667	$33,805	$33,837	$35,548	$37,499	$38,352	13.5		2.3

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Short-term and other investments includes derivatives, cash and cash equivalents and other instruments.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters								% Change
(Dollars in billions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	4Q25 vs. 4Q24		4Q25 vs. 3Q25
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$51	$51	$54	$52	$52	$55	$60	$61	17.3%	%	1.7%	%
Passive	2,661	2,708	2,923	2,955	2,849	3,163	3,405	3,528	19.4		3.6
Total Equity	2,712	2,759	2,977	3,007	2,901	3,218	3,465	3,589	19.4		3.6
Fixed-Income:
Active	27	28	30	31	30	30	30	30	(3.2)		—
Passive	551	555	593	585	603	670	690	704	20.3		2.0
Total Fixed-Income	578	583	623	616	633	700	720	734	19.2		1.9
Cash(1)	481	483	543	518	518	525	540	570	10.0		5.6
Multi-Asset-Class Solutions:
Active	23	22	23	23	24	26	29	29	26.1		—
Passive	312	327	352	351	366	423	448	472	34.5		5.4
Total Multi-Asset-Class Solutions	335	349	375	374	390	449	477	501	34.0		5.0
Alternative Investments(2):
Active	11	10	10	10	10	10	10	9	(10.0)		(10.0)
Passive(3)	182	185	204	190	213	215	234	262	37.9		12.0
Total Alternative Investments	193	195	214	200	223	225	244	271	35.5		11.1
Total Assets Under Management	$4,299	$4,369	$4,732	$4,715	$4,665	$5,117	$5,446	$5,665	20.1		4.0
By Geographic Location(4):
Americas	$3,154	$3,195	$3,448	$3,468	$3,431	$3,713	$3,982	$4,155	19.8		4.3
Europe/Middle East/Africa	635	665	728	713	690	771	806	841	18.0		4.3
Asia-Pacific	510	509	556	534	544	633	658	669	25.3		1.7
Total Assets Under Management	$4,299	$4,369	$4,732	$4,715	$4,665	$5,117	$5,446	$5,665	20.1		4.0

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(3) AUM for passive alternative investments has been revised from prior presentations.
(4) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$74	$77	$91	$90	$114	$124	$154	$182	102.2%	%	18.2%	%
Equity	1,131	1,157	1,253	1,310	1,252	1,374	1,500	1,572	20.0		4.8
Fixed-Income	155	159	171	177	187	191	193	196	10.7		1.6
Multi-Asset	1	1	1	1	1	1	1	1	—		—
Total Exchange-Traded Funds	$1,361	$1,394	$1,516	$1,578	$1,554	$1,690	$1,848	$1,951	23.6		5.6

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended December 31,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	4Q24	3Q25	4Q25		4Q25 vs. 4Q24	4Q25 vs. 3Q25		4Q24		3Q25	4Q25	4Q25 vs. 4Q24	4Q25 vs. 3Q25		4Q24	3Q25		4Q25	4Q25 vs. 4Q24	4Q25 vs. 3Q25	4Q24	3Q25	4Q25	4Q25 vs. 4Q24		4Q25 vs. 3Q25
Servicing fees	$1,283	$1,357	$1,388		8.2% %	2.3% %		$—		$—	$—	— % %	— % %		$—	$—		$—	— % %	— % %	$1,283	$1,357	$1,388	8.2%	%	2.3%	%
Management fees	—	—	—		—	—		576		612	662	14.9	8.2		—	—		—	—	—	576	612	662	14.9		8.2
Foreign exchange trading services	324	364	349		7.7	(4.1)		36		52	56	55.6	7.7		—	—		—	—	—	360	416	405	12.5		(2.6)
Securities finance	113	133	121		7.1	(9.0)		5		5	6	20.0	20.0		—	—		—	—	—	118	138	127	7.6		(8.0)
Software and processing fees	259	227	221		(14.7)	(2.6)		—		—	—	—	—		—	—		—	—	—	259	227	221	(14.7)		(2.6)
Other fee revenue	61	68	56		(8.2)	(17.6)		5		11	3	(40.0)	(72.7)		—	—		—	—	—	66	79	59	(10.6)		(25.3)
Total fee revenue	2,040	2,149	2,135		4.7	(0.7)		622		680	727	16.9	6.9		—	—		—	—	—	2,662	2,829	2,862	7.5		1.2
Net interest income	743	711	800		7.7	12.5		6		4	2	(66.7)	(50.0)		—	—		—	—	—	749	715	802	7.1		12.2
Total other income	1	1	3		nm	nm		—		—	—	—	—		—	—		—	—	—	1	1	3	nm		nm
Total revenue	2,784	2,861	2,938		5.5	2.7		628		684	729	16.1	6.6		—	—		—	—	—	3,412	3,545	3,667	7.5		3.4
Provision for credit losses	12	9	8		(33.3)	(11.1)		—		—	—	—	—		—	—		—	—	—	12	9	8	(33.3)		(11.1)
Total expenses	1,952	1,994	2,048		4.9	2.7		430		440	487	13.3	10.7		58	—		206	nm	nm	2,440	2,434	2,741	12.3		12.6
Income before income tax expense	$820	$858	$882		7.6	2.8		$198		$244	$242	22.2	(0.8)		$(58)	$—		$(206)	nm	nm	$960	$1,102	$918	(4.4)		(16.7)
Pre-tax margin	29.5% %	30.0% %	30.0% %		0.5% %	— % %	pts	31.5% %		35.7% %	33.2% %	1.7% %	(2.5)% %	pts							28.1% %	31.1% %	25.0% %	(3.1)%	%	(6.1)%	%	pts

	Year Ended December 31,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2024	2025	YTD2025 vs. YTD2024		2024	2025		YTD2025 vs. YTD2024		2024	2025	YTD2025 vs. YTD2024	2024		2025	YTD2025 vs. YTD2024
Servicing fees	$5,016	$5,324	6.1% %		$—	$—		— % %		$—	$—	— % %	$5,016		$5,324	6.1% %
Management fees	—	—	—		2,124	2,398		12.9		—	—	—	2,124		2,398	12.9
Foreign exchange trading services	1,248	1,441	15.5		138	170		23.2		15	3	(80.0)	1,401		1,614	15.2
Securities finance	415	481	15.9		23	24		4.3		—	—	—	438		505	15.3
Software and processing fees	888	927	4.4		—	—		—		—	(24)	nm	888		903	1.7
Other fee revenue	188	209	11.2		35	27		(22.9)		66	—	nm	289		236	(18.3)
Total fee revenue	7,755	8,382	8.1		2,320	2,619		12.9		81	(21)	nm	10,156		10,980	8.1
Net interest income	2,899	2,945	1.6		24	15		(37.5)		—	—	—	2,923		2,960	1.3
Total other income	2	4	100.0		—	—		—		(81)	—	nm	(79)		4	nm
Total revenue	10,656	11,331	6.3		2,344	2,634		12.4		—	(21)	nm	13,000		13,944	7.3
Provision for loan losses	75	59	(21.3)		—	—		—		—	—	—	75		59	(21.3)
Total expenses	7,687	8,056	4.8		1,655	1,775		7.3		188	323	71.8	9,530		10,154	6.5
Income before income tax expense	$2,894	$3,216	11.1		$689	$859		24.7		$(188)	$(344)	83.0	$3,395		$3,731	9.9
Pre-tax margin	27.2% %	28.4% %	1.2% %	pts	29.4% %	32.6% %		3.2% %	pts				26.1% %		26.8% %	0.7% %	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)																Basel III Standardized Approach(2)
(Dollars in millions)	1Q24		2Q24		3Q24		4Q24		1Q25		2Q25		3Q25		4Q25		1Q24		2Q24		3Q24		4Q24		1Q25		2Q25		3Q25		4Q25
Ratios and Supporting Calculations:
Common equity tier 1 capital	$13,167		$13,346		$14,071		$13,799		$14,362		$14,791		$15,156		$14,812		$13,167		$13,346		$14,071		$13,799		$14,362		$14,791		$15,156		$14,812
Total risk-weighted assets	112,161		111,224		112,795		114,602		114,274		118,652		115,731		114,321		118,613		119,244		121,137		126,281		130,208		137,677		134,168		127,140
Common equity tier 1 risk-based capital ratio	11.7%	%	12.0%	%	12.5%	%	12.0%	%	12.6%	%	12.5%	%	13.1%	%	13.0%	%	11.1%	%	11.2%	%	11.6%	%	10.9%	%	11.0%	%	10.7%	%	11.3%	%	11.7%	%

Tier 1 capital	$15,635		$15,814		$16,887		$16,615		$17,921		$18,350		$18,715		$18,371		$15,635		$15,814		$16,887		$16,615		$17,921		$18,350		$18,715		$18,371
Tier 1 risk-based capital ratio	13.9%	%	14.2%	%	15.0%	%	14.5%	%	15.7%	%	15.5%	%	16.2%	%	16.1%	%	13.2%	%	13.3%	%	13.9%	%	13.2%	%	13.8%	%	13.3%	%	13.9%	%	14.4%	%

Total capital	$17,504		$17,682		$18,754		$18,476		$19,799		$20,226		$20,608		$20,261		$17,650		$17,827		$18,925		$18,659		$19,978		$20,418		$20,792		$20,446
Total risk-based capital ratio	15.6%	%	15.9%	%	16.6%	%	16.1%	%	17.3%	%	17.0%	%	17.8%	%	17.7%	%	14.9%	%	15.0%	%	15.6%	%	14.8%	%	15.3%	%	14.8%	%	15.5%	%	16.1%	%

Tier 1 capital	$15,635		$15,814		$16,887		$16,615		$17,921		$18,350		$18,715		$18,371		$15,635		$15,814		$16,887		$16,615		$17,921		$18,350		$18,715		$18,371
Adjusted average assets (Tier 1)(3)	289,772		297,350		305,699		318,470		328,520		344,822		331,553		332,978		289,772		297,350		305,699		318,470		328,520		344,822		331,553		332,978
Tier 1 leverage ratio	5.4%	%	5.3%	%	5.5%	%	5.2%	%	5.5%	%	5.3%	%	5.6%	%	5.5%	%	5.4%	%	5.3%	%	5.5%	%	5.2%	%	5.5%	%	5.3%	%	5.6%	%	5.5%	%

On-and off-balance sheet leverage exposure	$249,668		$261,135		$273,809		$278,344		$286,035		$300,585		$300,388		$293,923		$249,668		$261,135		$273,809		$278,344		$286,035		$300,585		$300,388		$293,923
Less: regulatory deductions	(8,798)		(8,948)		(8,941)		(8,711)		(8,771)		(8,957)		(8,927)		(9,470)		(8,798)		(8,948)		(8,941)		(8,711)		(8,771)		(8,957)		(8,927)		(9,470)
Leverage exposure (SLR)	240,870		252,187		264,868		269,633		277,264		291,628		291,461		284,453		240,870		252,187		264,868		269,633		277,264		291,628		291,461		284,453
Supplementary leverage ratio(4)	6.5%	%	6.3%	%	6.4%	%	6.2%	%	6.5%	%	6.3%	%	6.4%	%	6.5%	%	6.5%	%	6.3%	%	6.4%	%	6.2%	%	6.5%	%	6.3%	%	6.4%	%	6.5%	%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of December 31, 2025 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of December 31, 2025 are estimates.

(3) Adjusted average assets (Tier 1) is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on average tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing annualized net income available to common shareholders for the relevant period by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are presented below.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25
Tangible common equity - period end:
Total shareholders' equity	$24,433	$24,762	$25,828	$25,326	$26,692	$27,307	$27,642	$27,841
Less:
Preferred stock	2,468	2,468	2,816	2,816	3,559	3,559	3,559	3,559
Common shareholders' equity	21,965	22,294	23,012	22,510	23,133	23,748	24,083	24,282
Less:
Goodwill	7,582	7,751	7,833	7,691	7,763	7,918	7,916	8,159
Other intangible assets	1,258	1,209	1,166	1,089	1,046	1,014	958	935
Plus related deferred tax liabilities	460	461	467	459	465	479	473	478
Tangible common shareholders' equity - Non-GAAP	$13,585	$13,795	$14,480	$14,189	$14,789	$15,295	$15,682	$15,666

Total common shares outstanding - period end (in thousands)	301,504	299,231	294,191	288,766	288,676	285,562	282,218	279,078
Book value per common share	$72.85	$74.50	$78.22	$77.95	$80.13	$83.16	$85.33	$87.01
Tangible book value per common share - Non-GAAP	45.06	46.10	49.22	49.14	51.23	53.56	55.57	56.13

	Quarters								Year-to-Date
(Dollars in millions, except where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	2024		2025
Tangible common equity - average:
Average common shareholders' equity	$21,850	$22,061	$22,691	$22,744	$22,847	$23,496	$23,772	$24,167	$22,339		$23,575
Less:
Average goodwill	7,589	7,750	7,798	7,745	7,717	7,854	7,906	7,971	7,721		7,863
Average other intangible assets	1,287	1,230	1,187	1,121	1,065	1,029	982	962	1,206		1,009
Plus related deferred tax liabilities	460	460	464	463	462	472	476	475	462		472
Average tangible common shareholders' equity - Non-GAAP	$13,434	$13,541	$14,170	$14,341	$14,527	$15,085	$15,360	$15,709	$13,874		$15,175

Net income available to common shareholders	$418	$655	$682	$728	$597	$630	$802	$688	$2,483		$2,717
Net income available to common shareholders, excluding notable items(1)	517	655	682	769	597	733	802	845	2,623		2,977

Return on average tangible common equity - Non-GAAP(2)	12.4% %	19.3% %	19.3% %	20.3% %	16.4% %	16.7% %	20.9% %	17.5% %	17.9%	%	17.9%	%
Return on average tangible common equity, excluding notable items - Non-GAAP(2)(3)	15.4	19.3	19.3	21.4	16.4	19.4	20.9	21.5	18.9		19.6

(1) Refer to Reconciliations of non-GAAP Financial Information pages for a reconciliation of net income available to common shareholders, excluding notable items.
(2) Beginning in the third quarter of 2024, quarterly annualized net income available to common shareholders is utilized in the quarterly ROTCE calculation as compared to year-to-date annualized net income available to common shareholders utilized in prior quarters. Prior quarterly periods have been revised to conform to the current presentation.

(3) Return on average tangible common equity, excluding notable items - non-GAAP is calculated by dividing annualized net income available to common shareholders, excluding notable items for the relevant period by average tangible common equity.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.
	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	4Q25 vs. 4Q24		4Q25 vs. 3Q25		2024	2025	YTD2025 vs. YTD2024
Fee Revenue:
Total fee revenue, GAAP-basis	$2,422	$2,456	$2,616	$2,662	$2,570	$2,719	$2,829	$2,862	7.5% %		1.2% %		$10,156	$10,980	8.1% %
Less: Notable items:
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)	—	—	—		—		(15)	(3)	(80.0)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24	—	—	—		—		—	24	—
Other fee revenue(3)	—	—	(66)	—	—	—	—	—	—		—		(66)	—	nm
Total fee revenue, excluding notable items	$2,422	$2,456	$2,535	$2,662	$2,570	$2,740	$2,829	$2,862	7.5		1.2		$10,075	$11,001	9.2

Total Revenue:
Total revenue, GAAP-basis	$3,138	$3,191	$3,259	$3,412	$3,284	$3,448	$3,545	$3,667	7.5% %		3.4% %		$13,000	$13,944	7.3% %
Less: Notable items:
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)	—	—	—		—		(15)	(3)	(80.0)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24	—	—	—		—		—	24	—
Other fee revenue(3)	—	—	(66)	—	—	—	—	—	—		—		(66)	—	nm
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—	—	—	—		—		81	—	nm
Total revenue, excluding notable items	$3,138	$3,191	$3,259	$3,412	$3,284	$3,469	$3,545	$3,667	7.5		3.4		$13,000	$13,965	7.4

Expenses:
Total expenses, GAAP-basis	$2,513	$2,269	$2,308	$2,440	$2,450	$2,529	$2,434	$2,741	12.3% %		12.6% %		$9,530	$10,154	6.5% %
Less: Notable items:
Deferred compensation expense acceleration(5)	—	—	—	(79)	—	—	—	—	nm		—		(79)	—	nm
Repositioning charges(6)	—	—	—	2	—	(100)	—	(226)	nm		nm		2	(326)	nm
Client rescoping (expense impact)(2)	—	—	—	—	—	(18)	—	—	—		—		—	(18)	nm
Other notable items(7)	(130)	—	—	19	—	1	—	20	5.3		—		(111)	21	nm
Total expenses, excluding notable items	2,383	2,269	2,308	2,382	2,450	2,412	2,434	2,535	6.4		4.1		9,342	9,831	5.2
Seasonal expenses	(162)	—	—	—	(155)	—	—	—	—		—		(162)	(155)	(4.3)
Total expenses, excluding notable items and seasonal expenses	$2,221	$2,269	$2,308	$2,382	$2,295	$2,412	$2,434	$2,535	6.4		4.1		$9,180	$9,676	5.4

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,422	$2,456	$2,616	$2,662	$2,570	$2,719	$2,829	$2,862	7.51% %		1.17% %		$10,156	$10,980	8.11% %
Total expenses, GAAP-basis	2,513	2,269	2,308	2,440	2,450	2,529	2,434	2,741	12.34		12.61		9,530	10,154	6.55
Fee operating leverage, GAAP-basis(8)									(483)	bps	(1144)	bps			156	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,422	$2,456	$2,535	$2,662	$2,570	$2,740	$2,829	$2,862	7.51% %		1.17% %		$10,075	$11,001	9.19% %
Total expenses, excluding notable items (as reconciled above)	2,383	2,269	2,308	2,382	2,450	2,412	2,434	2,535	6.42		4.15		9,342	9,831	5.23
Fee operating leverage, excluding notable items(9)									109	bps	(298)	bps			396	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,138	$3,191	$3,259	$3,412	$3,284	$3,448	$3,545	$3,667	7.47% %		3.44% %		$13,000	$13,944	7.26% %
Total expenses, GAAP-basis	2,513	2,269	2,308	2,440	2,450	2,529	2,434	2,741	12.34		12.61		9,530	10,154	6.55
Operating leverage, GAAP-basis(10)									(487)	bps	(917)	bps			71	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change						Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	4Q25 vs. 4Q24			4Q25 vs. 3Q25			2024	2025	YTD2025 vs. YTD2024
Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,138	$3,191	$3,259	$3,412	$3,284	$3,469	$3,545	$3,667	7.47%	%		3.44%	%		$13,000	$13,965	7.42%	%
Total expenses, excluding notable items (as reconciled above)	2,383	2,269	2,308	2,382	2,450	2,412	2,434	2,535	6.42			4.15			9,342	9,831	5.23
Operating leverage, excluding notable items(11)									105		bps	(71)		bps			219		bps

Income before income tax expense:
Income before income tax expense GAAP-basis	$598	$912	$925	$960	$822	$889	$1,102	$918	(4.4)%	%		(16.7)%	%		$3,395	$3,731	9.9%	%
Less: Notable items
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)	—	—							(15)	(3)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24	—	—							—	24
Other fee revenue(3)	—	—	(66)	—	—	—	—	—							(66)	—
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—	—	—							81	—
Deferred compensation expense acceleration(5)	—	—	—	79	—	—	—	—							79	—
Repositioning charges(6)	—	—	—	(2)	—	100	—	226							(2)	326
Client rescoping (expense impact)(2)	—	—	—	—	—	18	—	—							—	18
Other notable items(7)	130	—	—	(19)	—	(1)	—	(20)							111	(21)
Income before income tax expense, excluding notable items	$728	$912	$925	$1,018	$822	$1,027	$1,102	$1,124	10.4			2.0			$3,583	$4,075	13.7

Net Income:
Net Income GAAP-basis	$463	$711	$730	$783	$644	$693	$861	$747	(4.6)%	%		(13.2)%	%		$2,687	$2,945	9.6%	%
Less: Notable items
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)	—	—							(15)	(3)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24	—	—							—	24
Other fee revenue(3)	—	—	(66)	—	—	—	—	—							(66)	—
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—	—	—							81	—
Deferred compensation expense acceleration(5)	—	—	—	79	—	—	—	—							79	—
Repositioning charges(6)	—	—	—	(2)	—	100	—	226							(2)	326
Client rescoping (expense impact)(2)	—	—	—	—	—	18	—	—							—	18
Other notable items(7)	130	—	—	(19)	—	(1)	—	(20)							111	(21)
Tax impact of notable items	(31)	—	—	(17)	—	(35)	—	(49)							(48)	(84)
Net Income, excluding notable items	$562	$711	$730	$824	$644	$796	$861	$904	9.7			5.0			$2,827	$3,205	13.4

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$418	$655	$682	$728	$597	$630	$802	$688	(5.5)%	%		(14.2)%	%		$2,483	$2,717	9.4%	%
Less: Notable items
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)	—	—							(15)	(3)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24	—	—							—	24
Other fee revenue(3)	—	—	(66)	—	—	—	—	—							(66)	—
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—	—	—							81	—
Deferred compensation expense acceleration(5)	—	—	—	79	—	—	—	—							79	—
Repositioning charges(6)	—	—	—	(2)	—	100	—	226							(2)	326
Client rescoping (expense impact)(2)	—	—	—	—	—	18	—	—							—	18
Other notable items(7)	130	—	—	(19)	—	(1)	—	(20)							111	(21)
Tax impact of notable items	(31)	—	—	(17)	—	(35)	—	(49)							(48)	(84)
Net Income Available to Common Shareholders, excluding notable items	$517	$655	$682	$769	$597	$733	$802	$845	9.9			5.4			$2,623	$2,977	13.5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters											% Change						Year-to-Date				% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25		3Q25		4Q25		4Q25 vs. 4Q24			4Q25 vs. 3Q25			2024		2025		YTD2025 vs. YTD2024
Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.37	$2.15	$2.26	$2.46	$2.04	$2.17		$2.78		$2.42		(1.6)%	%		(12.9)%	%		$8.21		$9.40		14.5%	%
Less: Notable items
Foreign exchange trading services(1)	—	—	(0.04)	—	—	(0.01)		—		—								(0.04)		(0.01)
Client rescoping (revenue impact)(2)	—	—	—	—	—	0.06		—		—								—		0.06
Other fee revenue(3)	—	—	(0.16)	—	—	—		—		—								(0.16)		—
(Gains) losses related to investment securities, net(4)	—	—	0.20	—	—	—		—		—								0.20		—
Deferred compensation expense acceleration(5)	—	—	—	0.20	—	—		—		—								0.19		—
Repositioning charges(6)	—	—	—	(0.01)	—	0.26		—		0.60								—		0.85
Client rescoping (expense impact)(2)	—	—	—	—	—	0.05		—		—								—		0.05
Other notable items(7)	0.32	—	—	(0.05)	—	—		—		(0.05)								0.27		(0.05)
Diluted earnings per share, excluding notable items	$1.69	$2.15	$2.26	$2.60	$2.04	$2.53		$2.78		$2.97		14.2			6.8			$8.67		$10.30		18.8

Pre-tax Margin:
Pre-tax margin, GAAP-basis(12)	19.1% %	28.6% %	28.4% %	28.1% %	25.0% %	25.8%	%	31.1%	%	25.0%	%	(3.1)%	%	pts	(6.1)%	%	pts	26.1%	%	26.8%	%	0.7%	%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	(0.3)	—	—	(0.1)		—		—								(0.1)		—
Client rescoping (revenue impact)(2)	—	—	—	—	—	0.7		—		—								—		0.2
Other fee revenue(3)	—	—	(1.1)	—	—	—		—		—								(0.5)		—
(Gains) losses related to investment securities, net(4)	—	—	1.4	—	—	—		—		—								0.6		—
Deferred compensation expense acceleration(5)	—	—	—	2.3	—	—		—		—								0.6		—
Repositioning charges(6)	—	—	—	(0.1)	—	2.7		—		6.3								—		2.2
Client rescoping (expense impact)(2)	—	—	—	—	—	0.5		—		—								—		0.1
Other notable items(7)	4.1	—	—	(0.5)	—	—		—		(0.6)								0.9		(0.1)
Pre-tax margin, excluding notable items	23.2% %	28.6% %	28.4% %	29.8% %	25.0% %	29.6%	%	31.1%	%	30.7%	%	0.9			(0.4)			27.6%	%	29.2%	%	1.6

Return on Average Common Equity:
Return on average common equity, GAAP-basis	7.7% %	11.9% %	12.0% %	12.7% %	10.6% %	10.8%	%	13.4%	%	11.3%	%	(1.4)%	%	pts	(2.1)%	%	pts	11.1%	%	11.5%	%	0.4%	%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	(0.3)	—	—	(0.1)		—		—								(0.1)		—
Client rescoping (revenue impact)(2)	—	—	—	—	—	0.4		—		—								—		0.1
Other fee revenue(3)	—	—	(1.1)	—	—	—		—		—								(0.2)		—
(Gains) losses related to investment securities, net(4)	—	—	1.4	—	—	—		—		—								0.3		—
Deferred compensation expense acceleration(5)	—	—	—	1.5	—	—		—		—								0.3		—
Repositioning charges(6)	—	—	—	—	—	1.7		—		3.7								—		1.4
Client rescoping (expense impact)(2)	—	—	—	—	—	0.3		—		—								—		0.1
Other notable items(7)	2.4	—	—	(0.4)	—	—		—		(0.3)								0.5		(0.1)
Tax impact of notable items	(0.6)	—	—	(0.3)	—	(0.6)		—		(0.8)								(0.2)		(0.4)
Return on average common equity, excluding notable items	9.5% %	11.9% %	12.0% %	13.5% %	10.6% %	12.5%	%	13.4%	%	13.9%	%	0.4			0.5			11.7%	%	12.6%	%	0.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters																% Change						Year-to-Date				% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q24		2Q24		3Q24		4Q24		1Q25		2Q25		3Q25		4Q25		4Q25 vs. 4Q24			4Q25 vs. 3Q25			2024		2025		YTD2025 vs. YTD2024
Effective Tax Rate:
Effective tax rate, GAAP-basis	22.5%	%	22.1%	%	21.1%	%	18.4%	%	21.7%	%	22.0%	%	21.9%	%	18.6%	%	0.2%	%	pts	(3.3)%	%	pts	20.8%	%	21.1%	%	0.3%	%	pts
Less: Notable items
Foreign exchange trading services(1)	—		—		—		—		—		—		—		—								—		—
Client rescoping (revenue impact)(2)	—		—		—		—		—		0.1		—		—								—		—
Other fee revenue(3)	—		—		(0.1)		—		—		—		—		—								(0.1)		—
(Gains) losses related to investment securities, net(4)	—		—		0.1		—		—		—		—		—								0.1		—
Deferred compensation expense acceleration(5)	—		—		—		0.7		—		—		—		—								0.1		—
Repositioning charges(6)	—		—		—		—		—		0.4		—		1.1								—		0.3
Client rescoping (expense impact)(2)	—		—		—		—		—		—		—		—								—		—
Other notable items(7)	0.3		—		—		(0.2)		—		—		—		(0.1)								0.2		—
Effective tax rate, excluding notable items	22.8%	%	22.1%	%	21.1%	%	18.9%	%	21.7%	%	22.5%	%	21.9%	%	19.6%	%	0.7			(2.3)			21.1%	%	21.4%	%	0.3

(1) Amounts in both 2025 and 2024 consist of a revenue-related recovery associated with the proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Amount related to a client rescoping which decreased income before income taxes by $42 million, of which $24 million is reflected in front office software and data revenue and $18 million is reflected in information systems and communications expenses.

(3) Amount consists of a $66 million gain on sale of equity investment, which is reflected in other fee revenue.
(4) Amount consists of a $81 million loss on the sale of investment securities, which is related to the repositioning of the investment portfolio reflected in other income.
(5) Deferred compensation expense acceleration of $79 million in 2024 related to prior period incentive compensation awards to align State Street's deferred pay mix with peers.
(6) Amounts in the fourth quarter of 2025 include a charge of $111 million, reflected in compensation and employee benefits primarily from workforce rationalization, a $69 million charge reflected in occupancy costs associated with real estate footprint optimization and additional repositioning charges (net) include operating model changes of $24 million and $22 million reflected in information systems and communications and other expenses, respectively. The amount in the second quarter of 2025 includes a charge of $100 million, reflected in compensation and employee benefits primarily from workforce rationalization and the amount in 2024 includes a $15 million release related to compensation and employee benefits, partially offset by $13 million related to occupancy costs associated with real estate footprint.

(7) Amount in the fourth quarter of 2025 includes an FDIC special assessment release of $60 million and legal and related costs of $40 million reflected in other expenses. Amount in 2024 includes the FDIC special assessment and subsequent true-up in the second quarter of 2025 reflected in other expenses. Additional other notable items include a $12 million charge in 2024 and subsequent true-up in the second quarter of 2025 associated with operating model changes which are reflected in other expenses.

(8) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(9) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(10) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(11) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(12) GAAP- basis pre-tax margin for the first quarter of 2025 of 25.0% included seasonal expenses of $155 million as shown on page 17. Excluding seasonable expenses, pre-tax margin for the first quarter of 2025 was 29.8%.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2021		2022		2023		2024		2025
Total revenue:
Total revenue, GAAP-basis	$12,027		$12,148		$11,945		$13,000		$13,944
Less: Fees revenue	—		(23)		—		(15)		(3)
Less: Total other income	(111)		—		—		(66)		—

Add: Client rescoping (revenue impact)	—		—		—		—		24
Add: (Gains) losses related to investment securities, net	—		—		294		81		—
Total revenue, excluding notable items	11,916		12,125		12,239		13,000		13,965

Provision for credit losses	(33)		20		46		75		59
Total expenses:
Total expenses, GAAP-basis	8,889		8,801		9,583		9,530		10,154
Less: Notable expense items:
Acquisition and restructuring costs	(65)		(65)		15		—		—
Deferred compensation expense acceleration	(147)		—		—		(79)		—
Repositioning (charges) / release	3		(70)		(203)		2		(326)
Client rescoping (expense impact)	—		—		—		—		(18)
Other notable items	(18)		—		(432)		(111)		21
Total expenses, excluding notable items	8,662		8,666		8,963		9,342		9,831
Income before income tax expense, excluding notable items	$3,287		$3,439		$3,230		$3,583		$4,075

Income before income tax expense, GAAP-basis	$3,171		$3,327		$2,316		$3,395		$3,731

Pre-tax margin, excluding notable items	27.6%	%	28.4%	%	26.4%	%	27.6%	%	29.2%	%
Pre-tax margin, GAAP-basis	26.4		27.4		19.4		26.1		26.8

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q24	3Q25	4Q25	4Q25 vs. 4Q24	4Q25 vs. 3Q25	4Q25 vs. 4Q24	4Q25 vs. 3Q25	4Q25 vs. 4Q24	4Q25 vs. 3Q25
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,283	$1,357	$1,388	$24	$(3)	$1,364	$1,391	6.3% %	2.5% %
Management fees	576	612	662	3	(1)	659	663	14.4	8.3
Foreign exchange trading services	360	416	405	—	—	405	405	12.5	(2.6)
Securities finance	118	138	127	—	—	127	127	7.6	(8.0)
Front office software and data	197	167	163	1	—	162	163	(17.8)	(2.4)
Lending related and other fees	62	60	58	—	—	58	58	(6.5)	(3.3)
Software and processing fees	259	227	221	1	—	220	221	(15.1)	(2.6)
Other fee revenue	66	79	59	—	—	59	59	(10.6)	(25.3)
Total fee revenue	2,662	2,829	2,862	28	(4)	2,834	2,866	6.5	1.3
Net interest income	749	715	802	17	(3)	785	805	4.8	12.6
Total other income	1	1	3	—	—	3	3	nm	nm
Total revenue	$3,412	$3,545	$3,667	$45	$(7)	$3,622	$3,674	6.2	3.6

Expenses:
Compensation and employee benefits	$1,212	$1,162	$1,331	$22	$(4)	$1,309	$1,335	8.0	14.9
Information systems and communications	480	517	557	2	—	555	557	15.6	7.7
Transaction processing services	245	276	256	2	—	254	256	3.7	(7.2)
Occupancy	123	106	173	2	(1)	171	174	39.0	64.2
Other	380	373	424	5	(1)	419	425	10.3	13.9
Total expenses	$2,440	$2,434	$2,741	$33	$(6)	$2,708	$2,747	11.0	12.9

Total expenses, excluding notable items - Non-GAAP	$2,382	$2,434	$2,535	$33	$(6)	$2,502	$2,541	5.0	4.4
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,234	1,272	1,315	11	(2)	1,304	1,317	5.7	3.5

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2024	2025	YTD2025 vs. YTD2024	2025	YTD2025 vs. YTD2024
GAAP-Basis Results:
Fee revenue:
Servicing fees	$5,016	$5,324	$42	$5,282	5.3% %
Management fees	2,124	2,398	5	2,393	12.7
Foreign exchange trading services	1,401	1,614	—	1,614	15.2
Securities finance	438	505	—	505	15.3
Front office software and data	639	657	2	655	2.5
Lending related and other fees	249	246	—	246	(1.2)
Software and processing fees	888	903	2	901	1.5
Other fee revenue	289	236	1	235	(18.7)
Total fee revenue	10,156	10,980	50	10,930	7.6
Net interest income	2,923	2,960	32	2,928	0.2
Total other income	(79)	4	—	4	nm
Total revenue	$13,000	$13,944	$82	$13,862	6.6

Expenses:
Compensation and employee benefits	$4,697	$5,035	$37	$4,998	6.4
Information systems and communications	1,829	2,094	4	2,090	14.3
Transaction processing services	998	1,050	7	1,043	4.5
Occupancy	437	487	3	484	10.8
Other	1,569	1,488	10	1,478	(5.8)
Total expenses	$9,530	$10,154	$61	$10,093	5.9

Total expenses, excluding notable items - Non-GAAP	$9,342	$9,831	$61	$9,770	4.6
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	4,709	5,007	24	4,983	5.8

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,220 million in the fourth quarter of 2025, $1,162 million in the third quarter of 2025 and $1,148 million in the fourth quarter of 2024.

nm Denotes not meaningful